AMENDED AND RESTATED SERVICES AGREEMENT

            AMENDED AND RESTATED SERVICES AGREEMENT (this "Agreement"), dated November 14, 1997, among Las Vegas Sands, Inc., a Nevada corporation ("LVSI"), Interface Holding Company, Inc., a Nevada corporation ("Holding Co."), Interface Group-Nevada, Inc., a Nevada corporation ("Interface Nevada," and, together with LVSI and Holding Co., the "Existing Participants") and the parties listed on
Schedule I hereto (the "New Participants" and, together with the Existing Participants, the "Participants").

                               W I T N E S S E T H

            WHEREAS, LVSI, Holding Co. and Interface Nevada are parties to that certain Services Agreement, dated June 26, 1997 (the "Original Agreement"), pursuant to which they have agreed to share the costs and expenses associated with, among other things, (i) certain corporate general and administrative services and (ii) shared office space from which each conducts its business; and

            WHEREAS, the Existing Participants and the New Participants desire to amend and restate the Original Agreement in order to permit all of the Participants to participate in the provision and receipt of Services (as defined herein).

            NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

            1. Shared Services. Subject to the terms and conditions of this Agreement, during the term of this Agreement, the Participants shall provide each other, as the case may be and generally in accordance with the past practices of the Existing Participants, the following services (collectively, "Services"):

                        (a) legal services, including such support staff as shall be reasonably considered to be appropriately necessary to handle legal matters;

                        (b) accounting services, including financial reporting and report preparation in compliance with generally accepted accounting principles;

                        (c) insurance administration, including administration of policies covering property and casualty, workers' compensation, comprehensive general liability and other risks;

                        (d) benefits administration, including the design and administration of employee benefit plans, executive compensation arrangements, retirement plans and health insurance programs; and

                        (e) such other services as any party may request of the others in accordance with past or routine practices of the parties.

            2. Office Space. If and to the extent the Participants continue to occupy and share or shall in the future occupy and share office space ("Shared Office Space") in connection with conduct of each such party's business, or otherwise, the party (the "Principal Occupant") that owns or otherwise has the principal right to occupy such Shared Office Space shall make available to the other parties (the "Other Occupants") such Shared Office Space upon the same terms and conditions as those on which the Principal Occupant is entitled to use and occupy such Shared Office Space, or upon such other reasonable terms as the parties shall mutually agree.

            3.    Payment for Services or Office Space.

                  3.1 Calculation of Payments for Services and Shared Office Space.

                        (a) For Services described in Section 1, the party receiving any such Services (the "Recipient") shall, subject to Section 3.2, pay to the party providing such Services (the "Provider") a reasonably allocable portion of all direct cash costs which are incurred by the Provider, including, without limitation, all cash cost of (a) personnel; (b) operating expenses, such as office costs (excluding office costs paid to the Provider pursuant to Section 3.1(b) hereof), travel and entertainment; (c) overhead costs; (d) fees and other amounts paid to third parties; and (e) any and all other cash costs incurred under this Agreement and in connection with the provision of Services by the Provider. Notwithstanding the foregoing, allocations made under this Section 3.1(a) shall be made on the basis of a Recipient's use of a Service as such use bears to the total use of such Service by all recipient.

                        (b) For the use and occupancy of any Shared Office Space described in Section 2, and in amplification of the provisions of such Section, the Other Occupants shall pay the Principal Occupant an amount equal to the Other Occupants' pro-rata share (based on the square footage of the applicable Shared Office Space occupied by the Other Occupants as a percentage of the total square footage of such Shared Office Space) of all reasonably allocable monthly costs and expenses, including, without limitation, rent and so-called "additional rent" items incurred by the Principal Occupant in connection with the use, occupancy, operation and maintenance of such Shared Office Space.

                  3.2   Billing and Payment.

                        (a) Billing. Each party shall invoice the other: (i) for Services rendered, at a minimum on a quarterly basis in arrears within twenty (20) days of the end of the prior period for each such period during the term hereof, or upon such other terms as the parties shall mutually agree; and
(ii) for Shared Office Space, at a minimum on a quarterly basis in arrears within twenty (20) days of the end of the prior period for each such period during the term of this Agreement, or upon such other terms as the parties shall mutually agree.

                        (b) Payment. Each party agrees to pay in full the amounts due the other in accordance with the terms and provisions of each invoice rendered in accordance with clauses (i) and (ii) above, within twenty
(20) days after the delivery of such invoice.

            4.    Term and Termination.

                  4.1 Termination of this Agreement. The term of this Agreement shall commence on the date hereof and shall continue for so long as there remains at least two participants. Any Participant may terminate its participation in this Agreement by providing the other Participants not less than thirty (30) days' prior written notice of such termination.

                  4.2   Default and Remedies.

                        (a) Events of Default. Each party shall be in default hereunder if (i) such party commits a material breach of any term of this Agreement and such failure continues uncured for thirty (30) days following receipt of written notice thereof from the other party; (ii) such party makes an assignment for the benefit of any creditor; (iii) there is a filing of an involuntary case for the entry of relief against such party under any bankruptcy, insolvency or similar law for the relief of debtors and such case remains undismissed for 60 days or more; (iv) a trustee or receiver is appointed for such party or its assets or any substantial part thereof; or (v) such party commences a voluntary case under any bankruptcy, insolvency or similar law of the relief of debtors.

                        (b)   Remedies.

                              (i) In the event of any default by any party hereunder, the non-defaulting party (or parties) may exercise any or all of the following remedies: (A) declare immediately due and payable all sums for which the defaulting party is liable under this Agreement; (B) decline to perform any of its (or their) obligations hereunder; and/or (C) terminate this Agreement.

                              (ii) In addition to the remedies set forth in clause (i) above, the non-defaulting party or parties shall have all other remedies available at law or equity.

            5.    General Provisions.

                  5.1 Notices. All communications to any party hereunder shall be in writing and shall be delivered in person or sent by facsimile, telegram, telex, by registered or certified mail (postage prepaid, return receipt requested) or by reputable overnight courier to the New Participants at each such New Participant's address set forth in Schedule I and to the other parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Sec tion 5.1) (and shall be deemed to have been given as of the date so delivered or sent):

            if to LVSI, to:            Las Vegas Sands, Inc.
                                       3355 Las Vegas Boulevard South
                                       Room 1A
                                       Las Vegas, Nevada 89109
                                       Attention: General Counsel
                                       Telefax: (702) 733-5499

            if to Holding Co.:         Interface Group
                                       300 First Avenue
                                       Needham, Massachusetts
                                       Attention: Chief Financial Officer
                                       Telefax: (617) 449-6616

            if to Interface            Interface Group
            Nevada, to:                3355 Las Vegas Boulevard South
                                       Room 1B
                                       Las Vegas, NV 89109
                                       Attention: Vice President/General Manager
                                       Telefax: (702) 733-5345

                  5.2 Independent Contractors. The parties shall operate as, and have the status of, independent contractors and shall not act as or be an agent, partner, co-venturer or employee of any other party. No party shall have any right or authority to assume or create any obligations or to make any representations or warranties on behalf of any other party, whether express or implied, or to bind any other party in any respect whatsoever.

                  5.3 Amendment and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all of the parties.

                  5.4 Assignment. No party shall be entitled to assign its rights or delegate its obligations under this Agreement without the prior written consent of the other parties. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective permitted successors and assigns.

                  5.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of laws.

                  5.6 Severability. If any provision of this Agreement (or portion thereof) is determined by a court of competent jurisdiction to be invalid, illegal, or otherwise unenforceable, then such provision shall, to the extent permitted by the court, not be voided but shall instead be construed to give effect to its intent to the maximum extent permissible under applicable law and the remainder of this Agreement shall remain in full force and effect according to its terms.

                  5.7 Sections and Headings. The headings contained herein are for the convenience of reference only and are not intended to define, limit, expand, or describe the scope or intent of any clause or provision of this Agreement.

                  5.8 Entire Agreement. This Agreement, together with all schedules hereto, constitutes the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior negotiations and understandings among the parties, both oral and written, regarding such subject matter.

                  5.9 Counterparts. This Agreement may be signed in counterparts and all signed copies of this Agreement shall together constitute one original of this Agreement.

                  5.10 No Third Party Beneficiaries. Nothing contained in this Agreement, express or implied, is intended to or shall confer upon anyone other than the parties hereto (and their permitted successors and assigns) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement effective as of the day and year first written above.

                                  LAS VEGAS SANDS, INC.

                                  By: /s/ David Friedman
                                      ------------------
                                        Name:  David Friedman
                                        Title: Secretary

                                  INTERFACE GROUP HOLDING
                                  COMPANY, INC.

                                  By: /s/ David Friedman
                                      ------------------
                                        Name:  David Friedman
                                        Title: Secretary

                                  INTERFACE GROUP-NEVADA, INC.

                                  By: /s/ David Friedman
                                      ------------------
                                        Name:  David Friedman
                                        Title: Secretary

                                  VENETIAN CASINO RESORT, LLC

                                  By: Las Vegas Sands, Inc., its managing member

                                  By: /s/ David Friedman
                                      ------------------
                                        Name:  David Friedman
                                        Title: Secretary

                                  LIDO CASINO RESORT MM, INC.

                                  By: /s/ David Friedman
                                      ------------------
                                        Name:  David Friedman
                                        Title: Secretary

                                  GRAND CANAL SHOPS MALL MM, INC.

                                  By: /s/ David Friedman
                                      ------------------
                                        Name:  David Friedman
                                        Title: Secretary

                                  LIDO INTERMEDIATE HOLDING COMPANY, LLC

                                  By: Venetian Casino Resort, LLC,
                                        its sole Member

                                  By: Las Vegas Sands, Inc., its managing member

                                  By: /s/ David Friedman
                                      ------------------
                                        Name:  David Friedman
                                        Title: Secretary

                                  GRAND CANAL SHOPS MALL CONSTRUCTION, LLC

                                  By: Venetian Casino Resort, LLC,
                                        its sole Member

                                  By: Las Vegas Sands, Inc., its managing member

                                  By: /s/ David Friedman
                                      ------------------
                                        Name:  David Friedman
                                        Title: Secretary

                                  MALL INTERMEDIATE HOLDING COMPANY, LLC

                                  By: Venetian Casino Resort, LLC,
                                        its sole Member

                                  By: Las Vegas Sands, Inc., its managing member

                                  By: /s/ David Friedman
                                      ------------------
                                        Name:  David Friedman
                                        Title: Secretary

                                  LIDO CASINO RESORT HOLDING COMPANY, LLC

                                  By: Lido Intermediate Holding Company, LLC,
                                        its managing member

                                  By: Venetian Casino Resort, LLC,
                                        its sole Member

                                  By: Las Vegas Sands, Inc., its managing member

                                  By: /s/ David Friedman
                                      ------------------
                                        Name:  David Friedman
                                        Title: Secretary

                                  GRAND CANAL SHOPS MALL HOLDING
                                  COMPANY, LLC

                                  By: Mall Intermediate Holding Company, LLC,
                                        its managing member

                                  By: Venetian Casino Resort, LLC,
                                        its sole Member

                                  By: Las Vegas Sands, Inc., its managing member

                                  By: /s/ David Friedman
                                      ------------------
                                        Name:  David Friedman
                                        Title: Secretary

                                  LIDO CASINO RESORT, LLC

                                  By: Lido Casino Resort Holding Company, LLC,
                                        its managing member

                                  By: Lido Intermediate Holding Company, LLC,
                                        its managing member

                                  By: Venetian Casino Resort, LLC,
                                        its sole Member

                                  By: Las Vegas Sands, Inc., its managing member

                                  By: /s/ David Friedman
                                      ------------------
                                        Name:  David Friedman
                                        Title: Secretary

                                GRAND CANAL SHOPS MALL, LLC

                                By: Grand Canal Shops Mall Holding Company, LLC,
                                      its managing member

                                By: Mall Intermediate Holding Company, LLC,
                                      its managing member

                                By: Venetian Casino Resort, LLC,
                                      its sole Member

                                By: Las Vegas Sands, Inc., its managing member

                                By: /s/ David Friedman
                                    ------------------
                                      Name:  David Friedman
                                      Title: Secretary

                                   Schedule I

Venetian Casino Resort, LLC
3355 Las Vegas Boulevard South
Room 1C
Las Vegas, Nevada 89109
Attention: General Counsel
Telefax: (702) 733-5499

Lido Casino Resort MM, Inc.
3355 Las Vegas Boulevard South
Room 1D
Las Vegas, Nevada 89109
Attention: General Counsel
Telefax: (702) 733-5499

Grand Canal Shops Mall MM, Inc.
3355 Las Vegas Boulevard South
Room 1E
Las Vegas, Nevada 89109
Attention: General Counsel
Telefax: (702) 733-5499

Lido Intermediate Holding Company, LLC
3355 Las Vegas Boulevard South
Room 1F
Las Vegas, Nevada 89109
Attention: General Counsel
Telefax: (702) 733-5499

Grand Canal Shops Mall Construction, LLC
3355 Las Vegas Boulevard South
Room 1G
Las Vegas, Nevada 89109
Attention: General Counsel
Telefax: (702) 733-5499

Mall Intermediate Holding Company, LLC
3355 Las Vegas Boulevard South
Room 1H
Las Vegas, Nevada 89109
Attention: General Counsel
Telefax: (702) 733-5499

Lido Casino Resort Holding Company, LLC
3355 Las Vegas Boulevard South
Room 1I
Las Vegas, Nevada 89109
Attention: General Counsel
Telefax: (702) 733-5499

Grand Canal Shops Mall Holding Company, LLC
3355 Las Vegas Boulevard South
Room 1J
Las Vegas, Nevada 89109
Attention: General Counsel
Telefax: (702) 733-5499

Lido Casino Resort, LLC
3355 Las Vegas Boulevard South
Room 1K
Las Vegas, Nevada 89109
Attention: General Counsel
Telefax: (702) 733-5499

Grand Canal Shops Mall, LLC
3355 Las Vegas Boulevard South
Room 1L
Las Vegas, Nevada 89109
Attention: General Counsel
Telefax: (702) 733-5499